Section 1: General Information

Dept. 11 MOBILE AUDIO Supplier Name GARMIN USA 011

Class 307 GPS NAVIGATION Supplier # [Redacted]* Create Date 211912008

Channel 110 (core) ☐ New Supplier (Complete A/P Contact Form) Supplier Type Domestic Fiscal year

Division [BBY Stores (B&M & .com)] Terms type default deal Effective Date 03/02/08 Close Date 02128109

Consignment Distribution Territory US and its territories including Puerto Rico Deal ID (optional)

Section 2: Payment & Freight Terms (Department Level)

Payment Terms: [Redacted]* ☐ Letter of Credit Freight Terms

Seasonal Dating: Not Participating

Anticipation Terms

☐

☐

Extended Dating Terms

☐

☐

☐

Section 3: Defective Returns Program

Return to Vendor Program (Choose applicable program below)

☒ Return to Vendor for Credit – Open Return Authorization (RA) Open RA #

If the open RA # box is not completed then BEY will assign an RA # equal to each return's Bill of Lading#.

☐ Return to Vendor for Credit – Destroy Authorization Destroy Auth. #

If the Destroy Auth. # box is not completed then BEY will assign a # equal to each return's Bill of Lading #.

☐ Return to Vendor for Credit Comments

☐ Product is Serviceable If checked, Best Buy requires a Product Service Agreement. Work with Services Manager to complete.

Comments

☐ Defective Allowance If checked, complete Defective Allowance percentage in Section 4 (DFI) or Section 5 (Chargeback) below.

Comments

Section 4: Deduct From Invoice (DFI) Allowances

DFI % or $/Unit MDF DFI % COOP DFI %

Frt Allowance DFI % or $/UNIT Defective Allowance DFI %

Comments

Section 5: Chargeback Accruals

Co-Op [Redacted]* % Auto Credit

MDF % Auto Credit

Item Maintenance [Redacted]* % Auto Credit

Freight Allowance % or $/UNIT

or Complex Deal

Defective Allowance %

Comments

BestBuy.com Allow. [Redacted]* %
(includes Bricks and Mortar and BestBuy.com purchases)

Vol. Rebate Discount %

Volume Incentive Rebate Tiers

Discount %	Dollar Tier	Target
[Redacted]*	[Redacted]*	☐
[Redacted]*	[Redacted]*	☐
[Redacted]*	[Redacted]*	☐
[Redacted]*	[Redacted]*	☐

Month to Bill

Comments

* This information has been redacted and omitted pursuant to a request for confidential treatment, and the information has been filed with the Securities and Exchange Commission separately.

Section 7: Other Program Components

☐ Store Opening Allowance (New/Remodel/Relocate) $ ______ /store 0 store cap Comments ______

☐ Price Protection Comments: Includes 100% on hand and on-order inventory.

☒ Demo/Display Allowance [Redacted]* % or ______ $ off last SKU gross unit cost per demo/display unit in stores at end of SKU life.
Allowances will be collected via MDF Authorization.
Products Included Only new portable Navigation Devices receive [Redacted]* display allowance. Accessories, fitness and handheld GPS products do not receive demo allowance.

Comments ______

Hard Dollars for Value-Add Services or Programs by Best Buy (*Hard Dollars will be collected via MDF authorization)*

$ ______ BestBuy.com Annual Hard Dollars

	Other Dollar Amount	Other Service or Program (i.e. Training, Alternative Media)
1	[Redacted]*	Training funding - Achievers, Tech Tours, Summits, elearnings
2		
3		
4		
5		
	[Redacted]*	Total

Miscellaneous Comments:

[Redacted]* % accrual for NASCAR sponsorship. Garmin agrees to participate in Best Buy's 3rd party merchandising program beginning April 27. Program will run for 6 months and be evaluated.

* This information has been redacted and omitted pursuant to a request for confidential treatment, and the information has been filed with the Securities and Exchange Commission separately.

Signatures

Vendor Approval

Garmin International, Inc.
(Name of Vendor or Vendor's Authorized Agent)

/s/ Dan Bartel 02/29/08
Signature Date

Name: Dan Bartel
Title: Vice President, Worldwide Sales
Phone: 913-440-1329
Email: dan.bartel@garmin.com

Merchandising Leader Approval

______
Signature Date

Name: Andy Titcomb
Title: Buyer - GPS
Phone: 612-291-3255
Email: andy.titcomb@bestbuy.com

Merchant Vice President Name ______

______
Signature Date

1. "Net Purchases" is total Receipts less Returns less Price Protections.
2. "Cumulative Accounting Method means that agreed deductions, credits, allowances, rebates or other programs and deals giving Best Buy the right to DFI, offset, etc. shall be calculated on a cumulative basis relative to the total invoice amount – before such other deductions, credits, allowances, rebates or other programs and deals are applied (e.g., invoice is $100, with agreed 2% DFI and a 3% volume rebate, amount payable will be $95.00. BBY calculates off of the $100). All programs and deals are calculated using the cumulative method off of the manufacturer's cost.
3. "Chargeback Accrual" (applies to all chargeback accruals except Freight Allowance: see Freight Allowance definition below) means the % or $ is charged back to the vendor based on the period's net purchases. Applies to all purchase order receipts between the effective date and close date of the Vendor Program Agreement. "Auto Credit" means the % or $ can be charged back to the vendor without proof of performance.
4. "Deduct the Invoice" (DFI) means the % or $ allowance automatically reduces per unit cost on invoice. Applies to all purchase orders placed between the effective date and close date of the Vendor Agreement.
5. "Defective Return Programs"
   a. "Defective Allowance" means the agreed DFI or chargeback accrual percentage of net purchases in lieu of Best Buy's right to return Defective Products.
   b. "Open Return Authorization" (RA) a unique authorization number assigned to a returned issued by Best Buy as a pre-approved authorization from the vendor to return defective product. BBY will provide an electronic listing (including RA, SKU, model, quantity and preliminary pricing) of all products being returned under each Open RA.
   c. "Return to Vendor for Credit" defective product flagged as to be physically returned to vendor for credit. Vendors much provide Return Authorization number within 2 business days of the request. Dealer will provide at least ninety (90) days advance written notice of the occurrence of a Discontinued Product.
6. "Demo/Display Allowance" Agreed percentage or dollars off of last gross unit cost per demo/display unit in stores at SKU's end of life. Allowance is colleted via MDF Authorization Form.
7. "Freight Allowance"
   a. "Chargeback Accrual" means the % or $ is charged back to the vendor based on the period's gross receipts. Applies to gross purchase order receipts between the effective date and close date of the Vendor Program Agreement.
   b. "Deduct from Invoice" (DFI) means the % or $ allowance automatically reduces per unit cost on invoice. Applies to gross purchase order receipts between effective and date and close date of Vendor Program Agreement.
8. "Item Maintenance Allowance" Percentage of net purchases that is charged back to the vendor to offset the expenses associated with assortment & retail execution (i.e. reset labor, signage, shelf wear & tear, general maintenance).
9. "Price Protection" means the credit to be issued to Best Buy by Vendor in connection with a price decrease for the products. The credit is intended to compensate Best Buy for the difference between the new, lower price and the price paid or payable by Best Buy for 100% on-hand and on-order inventory of the affected products. Price Protection is taken based on Gross Invoice Cost.
10. "Seasonal Dating" means that for purchase orders with delivery dates to Best Buy during the specified period, Bet Buy shall be granted an additional number of days or discount, as agreed, to pay the corresponding invoice under open account payment terms. All seasonal dating terms are calculated off of the Gross Invoice Amount. Best Buy will systematically apply the Seasonal Terms over invoice terms in the event of a terms discrepancy.
11. "Store Opening Allowance (NSO/Remodel/Relocate)" refers to the amount per store to be funded by Vendor in support of Best Buy's new store, remodels or relocations. Best Buy process the invoice once the final store's grand opening for the mouth has occurred and Best Buy deducts these allowances from Vendor's account.
12. "Volume Rebate" flat or tiered percentage of net purchases based on purchase volume incentives. Funding is retro back to first dollar, unless otherwise specified.